                                                                   EXHIBIT 10.4




THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR IN COMPLIANCE WITH ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THIS COMPANY IS A RELIGIOUS ORGANIZATION. ALL MEMBERS OF THIS COMPANY ARE SUBJECT TO THE TERMS OF A MEMBER'S AGREEMENT AS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY WHICH LIMITS THE AMENDMENT OR DELETION OF THAT SECTION OF THE OPERATING AGREEMENT AND WHICH PRESCRIBES A COMPANY STATEMENT OF FAITH IN THE LORD JESUS CHRIST AND DIRECTS OR PROHIBITS CERTAIN COMPANY ACTIONS ON THE BASIS OF THAT STATEMENT OF FAITH.


THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT DATED AS OF JULY 10, 1996 BETWEEN DIDAX ON-LINE L.C AND ROBERT C. VARNEY, WHICH AGREEMENT IS INCORPORATED HEREIN BY REFERENCE.


                             Form of Promissory Note

$125,000                                                     Chantilly, Virginia
                                                             July 10, 1996

            FOR VALUE RECEIVED, the undersigned, DIDAX ON-LINE L.C., a Virginia Limited Liability Company (the "Maker"), hereby unconditionally promises to pay to the order of Robert C. Varney (the "Holder") at its offices in Chantilly, Va., or such other place as the Holder of this Promissory Note may from time to time designate, One Hundred Twenty Five Thousand Dollars($125,000), January 10, 1997 (the "Maturity Date"), together with all interest accrued from the date hereof until the Maturity Date. This Note shall bear interest from the date hereof through the Maturity Date at an annual rate of interest of nine and three quarters percent (9.75%), compounded monthly on the tenth of each month through maturity and payable in full upon the Maturity Date. The Principal amount of this Promissory Note and all interest accrued thereon is payable in lawful money of the United States of America, and in immediately available funds, to the Holder. The Maker may, at its option, prepay this Promissory Note in whole or in part at anytime or from time to time without penalty or premium.

            If any one or more of the following events (each hereinafter referred to as an "Event of Default") shall occur and be continuing for any reason whatsoever:

            (a) default in any payment of principal of this Promissory Note when due (whether at maturity by acceleration or otherwise);

            (b) adverse change to the Maker as evidenced by the occurrence of any of the following events:

                  (i) the commencement of a voluntary case under the bankruptcy laws or any other action or proceeding for any other relief under any law affecting creditors rights generally or the seeking or an appointment of a trustee, receiver, liquidator, custodian or other similar official for its or any substantial part of its properties; (ii) consent by answer or otherwise to an order for relief against it in an involuntary case under the bankruptcy laws or to the commencement of any other such action or proceeding or to any such appointment;
                        (iii) the entry against it of an order for relief in an involuntary case under the bankruptcy laws; (iv) the commencement against it of an involuntary case under the bankruptcy laws or any other such action or proceedings, if such case or other action or proceeding shall not be dismissed or stayed within 120 days following the commencement thereof or if any such dismissal or stay shall fail to remain in effect; or (v) the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any substantial portion of its properties;

            (c) any of the representations or warranties of the Maker set forth in this Promissory Note shall prove to have been false or misleading at the time made or deemed to have been made, or at any time thereafter;

            (d) any of the covenants of the Maker set forth in this Promissory Note shall be breached at any time; or

            (e) an event or condition shall exist which constitutes a default or an event of default under any instrument or agreement governing any other indebtedness of the Maker then, and in respect of each and every such event:

                  (i) the then outstanding principal amount of this Promissory Note and any interest which has accrued thereon shall become immediately due and payable without any further notice by the Holder or otherwise; and

                  (ii) The Holder shall have the right to exercise any and all of its rights and remedies as a creditor pursuant to applicable law.

      The Maker hereby represents, warrants and covenants to the Holder that:

      (a) this Promissory Note has been validly authorized, executed and delivered by the Maker and is a legal, valid and binding agreement of the Maker enforceable in accordance with its terms;

      (b) the Maker is a corporation duly incorporated and validly existing in good standing under the laws of the State of Virginia. The Maker is duly registered or qualified and in good standing to transact business in each jurisdiction in which the nature of the business requires such registration or qualification, and the Maker is complying in all respects with all laws, ordinances and regulations applicable to such properties and its business, non-compliance with which, separately or in the aggregate, may adversely affect the value or use of such properties or the results of operations of such business;

      (c) the Maker is not in violation of its articles of incorporation or by-laws; the Maker is not in default in any respect in the performance of any obligation, agreement or condition contained in any debenture, note or any other evidence of indebtedness or in any loan agreement, indenture, mortgage, deed of trust or any other agreement or instrument of the Maker, and there exists no condition which with the passage of time or otherwise would constitute a default under an such document or instrument or result in the imposition of any penalty or acceleration of any such indebtedness. The execution and delivery of this Promissory Note will not conflict with or constitute a breach of the articles of incorporation or by-laws of the Maker, and will not conflict with, or constitute a breach of, any of the terms or provisions of, or constitute a default (with the passage of time or otherwise) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Maker pursuant to any agreement, license, indenture or other instrument to which the Maker is a party or by which it is bound, or any law or administrative regulation or any order of any court or governmental agency or authority applicable to it;

      (d) there are no governmental proceedings pending, or legal proceedings with aggregate claims in excess of One Million Dollars ($1,000,000) pending, to which the Maker is a party, or of which the business or property of the Maker is the subject, which might adversely affect the financial condition or results of operations of the Maker or adversely affect the ability of the Maker to perform its obligations under this Promissory Note;

      (e) the Maker has duly paid and discharged all taxes, assessments and utility, governmental and other charges, levies or claims levied or imposed, or which if unpaid might become a lien or charge upon the properties, assets, earnings or business of the Maker;

      (f) the maker has used, and will use, all funds which it has received from the Holder solely for funding administrative and accounting expenses directly relating to the operations of the LLC and incurred consistent with past practice;

      (g) the Maker shall give the Holder notice in writing of the commencement against the Maker of an involuntary case under the bankruptcy laws, or any other such action or proceedings, within ten
            (10) days from the filing of any petition to commence any such case; and

      (h) the Maker has assets of at least Two Hundred Thousand Dollars ($200,000) according to the Maker's most recent financial statements, which were prepared in accordance with generally accepted accounting principles.

            No delay on the part of the Holder in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; the remedies provided herein are cumulative and not exclusive of any remedies provided by law; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of the Holder to take further action without notice or demand as provided herein; nor in any event shall any waiver be effective unless in writing and then the same shall be applicable only in the specific instance for which given.

            The Maker shall pay to the Holder, on demand, all costs and expenses (including attorney's fees and expenses) incurred to collect any indebtedness evidenced hereby. Demand, presentment, protest and notice of non-payment, dishonor, and protest are hereby waived by the Maker. In the event of any litigation with respect to any matter connected with this Promissory Note, the Maker hereby waives the right to trial by jury and all defenses, rights of setoff and rights to interpose counterclaims of any nature.

            THIS PROMISSORY NOTE HAS BEEN DELIVERED AND ACCEPTED AT CHANTILLY, VIRGINIA AND SHALL BE INTERPRETED, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF VIRGINIA.

                                    DIDAX ON-LINE L.C.

                                    By: /s/ Gary Struzik
                                        ---------------------------
                                        Vice President Finance

THIS WARRANT HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR IN COMPLIANCE WITH ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

THIS COMPANY IS A RELIGIOUS ORGANIZATION. ALL MEMBERS OF THIS COMPANY ARE SUBJECT TO THE TERMS OF A MEMBER'S AGREEMENT AS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY WHICH LIMITS THE AMENDMENT OR DELETION OF THAT SECTION OF THE OPERATING AGREEMENT AND WHICH PRESCRIBES A COMPANY STATEMENT OF FAITH IN THE LORD JESUS CHRIST AND DIRECTS OR PROHIBITS CERTAIN COMPANY ACTIONS ON THE BASIS OF THAT STATEMENT OF FAITH.

THIS WARRANT IS SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT DATED AS OF JULY 10, 1996 BETWEEN DIDAX ON-LINE L.C. AND [HOLDER], WHICH AGREEMENT IS INCORPORATED HEREIN BY REFERENCE.

                               DIDAX ON-LINE L.C.

                        FORM OF MEMBERSHIP UNITS WARRANT

                     The Transferability of This Warrant is
                      Restricted as Provided in Section 2.

Void after Date: September 30, 2006                    Right to Purchase 15,625
                                                       Membership Units
                                                       (subject to adjustment of
                                                        DIDAX ON-LINE L.C.)

No. W-J10V

                                    PREAMBLE

         DIDAX ON-LINE L.C.. (the "Company"), a Virginia limited liability company, hereby certifies that, for value received, HOLDER (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company subject to the Exercise paragraph set forth in Section 2 hereof, fully paid and nonassessable Membership Units, no par value, of the Company, at the purchase price per unit (the "Purchase Price") of $4.00 (the "Initial Purchase Price"). The number and character of such Membership Units and the Purchase Price are subject to adjustment as provided herein.

         This Warrant is one of the Membership Unit Warrants (the "Warrants"), evidencing the right to purchase Membership Units of the Company, issued pursuant to a certain Subscription

Agreement (the "Agreement"), dated as of July 10, 1996, between the Company (the "Closing Date") and certain investors, copies of which are on file at the principal office of the Company. The Warrants evidence rights to purchase an aggregate of 200,000 Membership Units of the Company, granted over a six month period of promissory note outstanding, at the percentages per month outstanding indicated in Appendix "C", subject to adjustment as provided in such Warrants.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  1.1(a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  1.1(b) The term "Membership Units" means the Company's membership unit, no par value per unit, in existence on the Closing Date, or any class or classes (however designated) of such Membership Units subsequently existing as a result of any recapitalization, reorganization or other reclassification which affects the holders of Membership Units.

                  1.1(c) The term "Qualified Public Offering" shall mean the closing of an underwritten public offering pursuant to an effective registration statement on Form S1 or successor form under the Securities Act covering the offering and sale of Common Stock for the account of the Company at a per share price of at least $8.00 (as currently configured) in which the aggregate proceeds (net of offering expenses and underwriters' discounts or commissions) received by the Company equals or exceeds $10,000,000 (provided that the Company shall have given notice of the initial filing of such registration statement promptly after the date of such filing);

                  1.1(d) The term "Shares" means the Membership Units issued or issuable upon exercise of the Warrants.

                  1.1(e) The term "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

                  1.1(f) The term "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other Federal agency then administering the Securities Act.

                  1.1(g) The term "Securities Exchange Act" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

      1.    Restricted Shares.

            1.1 This Warrant and all rights hereunder may not be transferred until such Warrants are exercisable, as determined pursuant to Section 2.1 hereof.

            1.2 If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of such Warrant or Shares) of a Warrant or Shares, such Warrant or Shares shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such exercise transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange and in the case of an exercise of a Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act the Company may require a written statement that such Warrant or Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of the Warrants shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend to the effect that the Shares evidenced by such certificates have not been so registered.

            1.3 (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.


                (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under
Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                (c) The Company shall furnish to a Holder and/or a prospective purchaser of such Warrants or Shares designated by such Holder, upon request,
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public) and of the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, (iii) any other reports and documents necessary to satisfy the information-furnishing condition to offers and sales under Rule 144A under the Securities Act and (iv) such other reports and documents as a Holder of any Warrants or Shares reasonably requests to avail itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

            1.4 This Warrant and all rights hereunder shall not be transferred to any entity which is either a direct or indirect competitor of the Company and which would, as a member of the Company, receive information concerning the Company that would be prejudicial to the Company's business without the prior written consent of the Company, which consent shall not unreasonably be withheld.

            1.5 Certificates evidencing Shares shall, unless at the time of exercise such Warrant Shares are registered under the Securities Act, bear a legend substantially in the following form:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

            THIS COMPANY IS A RELIGIOUS ORGANIZATION. ALL MEMBERS OF THIS COMPANY ARE SUBJECT TO THE TERMS OF A MEMBER'S AGREEMENT AS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY WHICH LIMITS THE AMENDMENT OR DELETION OF THAT SECTION OF THE OPERATING AGREEMENT AND WHICH PRESCRIBES A COMPANY STATEMENT OF FAITH IN THE LORD JESUS CHRIST AND DIRECTS OR PROHIBITS CERTAIN COMPANY ACTIONS ON THE BASIS OF THAT STATEMENT OF FAITH."

      2.    Exercise of Warrant.

            2.1 Exercise Period. This Warrant shall not become exercisable until [the second anniversary of the Closing Date September 30, 1998, 5:00 P.M. Eastern Standard Time(the "Exercise Date"). Such Warrant shall be exercisable at any time or from time to time for a period of eight years after the Exercise Date, but in no event later than 5:00 P.M. Eastern Standard Time on September 30, 2006.

            Notwithstanding the foregoing, this Warrant shall be exercisable prior to the Exercise Date upon the occurrence of any Qualified Public Offering by the Company.

            2.2 Exercise in Full. The holder of this Warrant may exercise it in full by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office. The surrendered Warrant shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of Membership Units called for on the face of this Warrant (without giving effect to any adjustment therein) by the Initial Purchase Price. Notwithstanding the foregoing, all or part of such payment may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and all such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

            2.3 Partial Exercise. This Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Subsection
2.1 except that the amount obtained by multiplying (a) the number of Membership Units called for on the face of this Warrant (without giving effect to any adjustment therein) as shall be designated by the holder in the subscription at the end hereof by (b) the Initial Purchase Price. On any such partial exercise, subject to the provisions of Section 2 hereof, the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder may request, calling in the aggregate on the face or faces thereof for the number of Membership Units (without giving effect to any adjustment therein) equal to the number of such units called for on the face of this Warrant minus the number of such units designated by the holder in the subscription at the end hereof. Notwithstanding the foregoing, all or part of such payment may be made by the surrender by such holder to the Company of any of the Company's Notes issued pursuant to the Agreement and all such Notes so surrendered shall be credited against such payment in an amount equal to the principal amount thereof plus premium (if any) and accrued interest to the date of surrender.

            2.4 Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder or transferee any rights (including, without limitation, any right to registration of the Shares) to which such holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder or transferee any such rights.

      3. Delivery of Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares to which such holder shall be entitled on such exercise, plus, in lieu of any fractional Share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full Share.

      4.    Adjustment of Purchase Price and Number of Shares.

            4.1 The Purchase Price hereof shall be subject to adjustment from time to time as follows:

            In case the Company shall (i) pay a dividend on its Membership Units in Membership Units, (ii) subdivide its outstanding shares of Membership Units, or (iii) combine its outstanding Membership Units into a small number or shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will bear the same relation to the Purchase Price in effect immediately prior to any such event as the total number of Membership Units outstanding immediately prior to any such event shall bear to the total number of Membership Units outstanding immediately after such event. An adjustment made pursuant to this subdivision
(i) shall become effective retroactively immediately after the record date in the case of a dividend and (ii) shall become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

            4.2 Upon each adjustment of the Purchase Price pursuant to Section 4.1, the number of Membership Units purchasable upon exercise of this Warrant Certificate shall be adjusted to the number of Membership Units, calculated to the nearest one hundredth of a share, obtained by multiplying the number of Membership Units purchasable immediately prior to such adjustment upon the exercise of this Warrant Certificate by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

            4.3 In case of any capital reorganization of the Company, or of any reclassification of the Membership Units, this Warrant Certificate shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant Certificate, for the number of shares of stock or other securities which the Membership Units issuable (at the time of such capital reorganization or reclassification upon exercise of this Warrant Certificate would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of Membership Units at any time outstanding into a greater or lesser number of Membership Units shall not be deemed to be a reclassification of the Membership Units of the Company for the purposes of this Subsection 4.3.

            4.4 Whenever the Purchase Price is adjusted as herein provided, the Company shall compute the adjusted Purchase Price in accordance with Subsection
4.1 and shall prepare a certificate signed by its Chairman of the Directors, President or Vice President and its principal accounting officer setting forth the adjusted Purchase Price and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Warrantholder.

            4.5 In case at any time after the date of this Warrant Certificate:

                (a) The Company shall declare a dividend (or any other distribution) on its Membership Units payable otherwise than in cash out of its earned surplus; or

                (b) The Company shall authorize the granting to the holders of its Membership Units of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                (c) The Company shall authorize any reclassification of its Membership Units (other than a subdivision or combination of its outstanding Membership Units), or any consolidation or merger to which it is a party and for which approval of any members of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding units; or

                (d) Events shall have occurred resulting in the voluntary and involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause notice to be sent to the Warrantholder at least 20 days prior (or 10 days prior in any case specified in clause (a) or (b) above, or on the date of any case specified in clause (d) above) to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders Membership Units of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Membership Units of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in clauses (a), (b), (c) and (d) above.

            4.6 The form of this Warrant Certificate need not be changed because of any change in the Purchase Price pursuant to this Section 4 and any Warrant Certificate issued after such change may state the same Purchase Price and the same number of Membership Units as are stated in this Warrant Certificate as initially issued. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant Certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

      5. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or (subject to Section 1) on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Membership Units called for on the face or faces of the Warrant or Warrants so surrendered.

      6. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      7. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      8. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  8.1 (a) title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  8.1 (b) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  8.1 (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      9. Notice, etc. All notices and other communications shall be mailed by first class registered or certified mail, postage prepaid, as follows: (i) if to the Holder, to the address for the Holder as shown on the signature page hereof, or (ii) if to the Company, to Didax On-Line L.C., 4501 Daly Drive, Suite 103, Chantilly, Virginia 22021, Attn: Vice President, Finance.

      10. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of Virginia and shall be construed and enforced in accordance with and governed by its laws. Possession of this Warrant or any Shares upon the exercise thereof shall not cause the Holder to be a member of the Company and such Holder shall not be entitled to any of the rights conferred upon members of the Company, including without limitation, voting rights, notice of record date, change in corporate structure or the like. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

      11. Expiration. The right to exercise this Warrant shall expire at 5:00 PM, Eastern Standard time, on September 30, 2006.

Dated:  JULY 10, 1996               DIDAX ON-LINE L.C.

                                    By: /s/ Gary Struzik
                                        Title: VP FINANCE

Attest:

HOLDER:
[                ]                  Address:   ___________________________
By: __________________________                 ___________________________
Title: _______________________                 ___________________________

                                  APPENDIX "C"



WARRANT GRANT SLIDING SIX MONTH SCALE



Six month note will receive 50% warrant @ $4 = Total aggregate of 200,000 Units per $1,600,000 in Notes

                           July          Aug           Sept           Oct           Nov            Dec
                         or Month 1    or Month 2    or Month 3     or Month 4    or Month 5    or Month 6      Total
                         ----------    ----------    ----------     ----------    ----------    ----------      -----
% of Warrant Earned        21.7%         20.0%         18.3%          13.3%         13.3%         13.3%         100.0%


If note is liquidated prior to six months, the percentage of the total amount earned will cease in the month note is liquidated. The portion of the month that the note is open in the month liquidated will be granted proportionally.

For example, if note is liquidated on October 10, or the tenth day of month four), Holder would be granted 64.3% of the total six month warrant potential, equivalent to the month one through three earned value plus 10/31 of the 13.3% month four earned value.